UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 3, 2008

TEDOM CAPITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-148516	20-8235863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1311 Santori Avenue Torrance, CA	90501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 335-5460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

In June 2008, Tedom Capital, Inc. filed a Form 15(c)211 Application to have its common stock listed on the Over-the-Counter Bulletin Board (“OTCBB”).  On September 3, 2008, the Financial Industry Regulatory Authority (“FINRA”) approved Tedom Capital’s application for listing its common shares and as of September 4, 2008, Tedom Capital’s common shares became listed for trading on the OTCBB under the symbol “TDOM”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEDOM CAPITAL, INC.

Date: September 5, 2008	By:	/s/ Eric Grunfeld
Eric Grunfeld, Chief Executive Officer